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                                                                   Exhibit 10.20
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                                 CHIPPAC, INC.
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                      1999 STOCK PURCHASE AND OPTION PLAN
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          1.   Purpose of Plan.  This 1999 Stock Purchase and Option Plan (the
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"Plan") of ChipPAC, Inc., a California corporation (the "Company") is designed
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to provide incentives to such present and future employees, directors, consultants or advisers of the Company or its subsidiaries ("Participants"), as
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may be selected in the sole discretion of the Committee (as defined below), through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants. Only those Participants who are employees of the Company and its Subsidiaries shall be eligible to receive incentive stock options. This Plan is a compensatory benefit plan within the meaning of Rule
701 of the Securities Act of 1933, as amended, and, unless and until the Company's common stock is publicly traded, the issuance of stock purchase options for shares of Common Stock (as defined below) pursuant to the Plan, the issuance of shares of Common Stock pursuant to such stock purchase options and the issuance of any other shares of Common Stock pursuant to this Plan are, to the extent permitted by applicable federal securities laws, intended to qualify for the exemption from registration under Rule 701 of the Securities Act of 1933, as amended and Section 25102(o) of the California Securities Law of 1968.

          2.   Definitions.  Certain terms used in this Plan have the meanings
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set forth below:

          "Board" means the Company's board of directors.
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          "Code" means the Internal Revenue Code of 1986, as it may be amended
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from time to time.

          "Class A Common" means the Company's Class A Common Stock, par value
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$.01 per share.

          "Class L Common" means the Company's Class L Common Stock, par value
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$.01 per share.

          "Committee" shall mean the committee of the Board which may be
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designated by the Board to administer the Plan.  The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.
In the absence of the appointment of any such Committee, any action permitted or required to be taken hereunder shall be deemed to refer to the Board.

          "Common Stock" means the Class A Common and the Class L Common.
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          "Fair Market Value" of a share of Common Stock means the market value
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as determined in good faith by the Committee or, in the absence of the
Committee, by the Board.

          "Option" means any option enabling the holder thereof to purchase any
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class of Common Stock from the Company granted by the Committee pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock
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Options") or in such other form, consistent with this Plan, as the Committee may
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determine.

          "Subsidiary" means any corporation of which shares of stock having a
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majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

          3.   Grant of Options.  The Committee shall have the right and power
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to grant to any Participant such Options at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Committee; provided that (i) the exercise price for any Options shall be not less than 85% of the Fair Market Value of the underlying Common Stock at the time the Options are granted, except that the exercise price shall be 110% of the Fair Market Value of the underlying Common Stock in the case of any person who owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its Subsidiaries, (ii) the exercise period of such Options may not be more than 120 months from the date such Options are granted, (iii) such Options shall not be transferable other than by will or under the laws of descent and distribution, (iv) Participants shall have the right to exercise Options at the rate of at least 20% per year over five (5) years from the date the Options are granted, subject to reasonable conditions such as continued employment, except that in the case of Options granted to officers, directors or consultants of the Company or any of its Subsidiaries, the Options may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company and (v) unless a Participant's employment is terminated for cause, as defined by applicable law or the terms of any agreement evidencing any grant of Options or a contract of employment, a Participant shall have the right to exercise in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise on the date employment terminates, for a period of (A) not less than six (6) months from the date of termination if termination was caused by death or disability and (B) not less than 30 days from the date of termination if termination was caused by other than death or disability. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Committee.

          4.   Sale of Common Stock.  The Committee shall have the power and
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authority to sell to any Participant any class or classes of Common Stock at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Committee; provided that (i) the purchase price for any shares of Common Stock to be sold pursuant to this Plan shall be at least 85% of the Fair Market

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Value thereof at the time the Participant is granted the right to purchase shares of Common Stock under this Plan or at the time the purchase is consummated, except that the purchase price shall be 100% of the Fair Market Value thereof at the time the Participant is granted the right to purchase shares of Common Stock under this Plan or at the time the purchase is consummated, in the case of any person who owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its Subsidiaries and (ii) such Participant's rights to purchase shares of Common Stock under this Plan shall not be transferable other than by will or under the laws of descent and distribution. Common Stock sold under this Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Committee.

          5.   Administration of the Plan.  The Committee shall have the power
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and authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Committee governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Committee. Each action of the Committee which shall be binding on all persons. In administering the Plan, the Committee shall provide the Participants with such financial statements as may be required pursuant to applicable law.

          6.   Limitation on the Aggregate Number of Shares.  The number of
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shares of Common Stock issued under this Plan (including the number of shares of
Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 500,000 shares of Class L Common and 15,500,000 shares of Class A Common (as such numbers are equitably adjusted pursuant to paragraph 9 hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued hereunder upon exercise of Options are repurchased hereunder, such shares shall again be available under this Plan for reissuance as Options. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

          7.   Incentive Stock Options.  All Incentive Stock Options shall
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comport with all requirements set forth in Section 422 of the Code and the regulations promulgated thereunder. To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year exceeds $100,000 (measured as of the date such options are granted), such options shall be treated as options which are not Incentive Stock Options.

          8.   Listing, Registration and Compliance with laws and Regulations.
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Each Option shall be subject to the requirement that if at any time the
Committee shall determine, in its

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discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained, and the holder of the
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Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option which, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

          9.   Adjustment for Change in Common Stock.  In the event of a
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reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Committee shall make appropriate changes in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

          10.  Taxes.  The Company shall be entitled, if necessary or desirable,
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to withhold (or secure payment from the Plan participant in lieu of withholding)
the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

          11.  Termination and Amendment.  The Committee at any time may suspend
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or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to paragraph 9 above or (b) extend the term of this Plan; provided that, subject to paragraph 8 hereof, the Committee may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after November 1, 2009; provided that, if the term of this Plan is otherwise extended, no Incentive Stock Options shall be granted hereunder after November 1, 2009.

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